UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) July 19, 2007

SIMMONS FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

501 Main Street, Pine Bluff, Arkansas	71601
(Address of principal executive offices)	(Zip Code)

(870) 541-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒          Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

❒           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM: 2.02                           RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following is the text of a press release issued by the registrant at 8:15 A.M. Central Time on July 19, 2007.

SIMMONS FIRST ANNOUNCES SECOND QUARTER EARNINGS

Pine Bluff, AR – Simmons First National Corporation (NASDAQ-GS: SFNC) today announced second quarter earnings for the period ended June 30, 2007.  Net income for the second quarter was $7.0 million, or $0.49 diluted earnings per share, compared to $0.51 per share for the same period in 2006.  For the six-month period ended June 30, 2007, net income was $13.7 million, or $0.95 diluted earnings per share, compared to $0.92 per share for the same period in 2006, an increase of $0.03, or 3.3%.

“Considering the competitive challenges and our de novo expansion strategy, we are relatively pleased with our second quarter and year-to-date earnings results,” commented J. Thomas May, Chairman and Chief Executive Officer.  “In particular, we were pleased to see an improvement in our net interest margin on a linked quarter basis, good expense control, and a continuation of excellent asset quality at each of our eight community banks.”

The Company’s net interest income for the second quarter of 2007 increased 2.7% to $22.8 million compared to $22.2 million for 2006.  Net interest margin was 3.96% for the second quarter of 2007, an increase of eight basis points from the previous quarter.

The Company’s loan portfolio totaled $1.82 billion at June 30, 2007 compared to $1.74 billion at June 30, 2006, an increase of 4.8%.  The growth was primarily attributable to an increase of 8.6% in real estate loans along with a 5.9% increase in the credit card portfolio.  “Credit card growth has improved significantly due to the tremendous response we have received regarding Simmons First credit card products,” stated Mr. May.  “We were recognized in the July issue of Money Magazine as having two of the best credit cards in America.  Our Classic card was ranked #3 in the category of ‘no fee cards with the lowest rates,’ while our fixed rate Platinum card was ranked #1 in the category ‘premium cards with the lowest rate’.”

Asset quality remained strong with the allowance for loan losses as a percent of total loans at 1.38% as of June 30, 2007.  Non-performing loans equaled 0.58% of total loans, while the allowance for loan losses equaled 237% of non-performing loans.  The Company’s annualized net charge-offs to total loans for the second quarter of 2007 was 0.17%.  Excluding credit cards, the annualized net charge-offs to total loans for the second quarter was 0.10%.

Total assets for the Company were $2.7 billion and deposits were $2.2 billion at June 30, 2007. Stockholders’ equity increased 6.5% to $263 million at June 30, 2007 compared to $247 million at June 30, 2006.  Book value per share increased 7.6% to $18.73 at June 30, 2007 compared to $17.41 at June 30, 2006.

Simmons First plans to open new financial centers in Paragould, North Little Rock – McCain and North Little Rock – Sherwood during 2007.  “We are excited about our initial entry into the new markets of North Little Rock in August and Paragould during the fourth quarter,” said May.   In addition, in early 2008, a new financial center will be opened in Little Rock – Midtown (near War Memorial Stadium and UAMS) and a new regional headquarters in Rogers for the Northwest Arkansas affiliate.

Simmons First National Corporation is an Arkansas based financial holding company with eight community banks in Pine Bluff, Lake Village, Jonesboro, Rogers, Searcy, Russellville, El Dorado and Hot Springs, Arkansas.  The Company’s eight banks conduct financial operations from 86 offices, of which 82 are financial centers, in 48 communities.

CONFERENCE CALL

Management will conduct a conference call to review this information at 3:00 p.m. Central Time on Thursday, July 19, 2007.  Interested parties can listen to this call by calling 1-800-854-4175 (United States and Canada only) and asking for the Simmons First National Corporation conference call.  A recorded playback of the call will be available the next morning by calling 1-800-642-1687.  The passcode for this playback is 5019662 and the recording will be available through the end of business July 31, 2007.  In addition, the call will be available live or in recorded version on the Company’s website at www.simmonsfirst.com under the “webcast” icon.

GENERAL

Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements of this type speak only as of the date of this news release.  By nature, forward-looking statements involve inherent risk and uncertainties.  Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements.  Additional information on factors that might affect Simmons First National Corporation’s financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:
DAVID W. GARNER
Senior Vice President and Investor Relations Officer
Simmons First National Corporation
(870) 541-1000

Simmons First National Corporation					SFNC
Consolidated End of Period Balance Sheets
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2007	2007	2006	2006	2006
(in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$71,915	$71,513	$83,452	$77,724	$89,275
Interest bearing balances due from banks	45,084	43,614	45,829	19,599	26,265
Federal funds sold	2,600	60,270	21,870	49,340	22,570
Cash and cash equivalents	119,599	175,397	151,151	146,663	138,110

Investment securities - held-to-maturity	178,841	181,901	179,944	172,944	164,612
Investment securities - available-for-sale	346,740	338,222	347,182	358,561	363,217
Mortgage loans held for sale	9,928	8,718	7,091	6,591	13,248
Assets held in trading accounts	4,496	10,464	4,487	4,574	4,606

Loans	1,821,430	1,798,234	1,783,495	1,788,517	1,738,628
Allowance for loan losses	(25,197)	(25,151)	(25,385)	(25,879)	(26,174)
Net loans	1,796,233	1,773,083	1,758,110	1,762,638	1,712,454

Premises and equipment	70,873	69,443	67,926	66,769	65,686
Foreclosed assets held for sale, net	1,484	2,321	1,940	1,413	1,740
Interest receivable	21,868	21,312	21,974	21,953	18,571
Bank owned life insurance	36,881	36,498	36,133	35,708	33,985
Goodwill	60,605	60,605	60,605	60,605	60,605
Core deposit premiums	3,786	3,993	4,199	4,406	4,613
Other assets	9,084	9,739	10,671	14,117	15,809

TOTAL ASSETS	$2,660,418	$2,691,696	$2,651,413	$2,656,942	$2,597,256

LIABILITIES
Non-interest bearing transaction accounts	$308,047	$316,603	$305,327	$302,700	$330,946
Interest bearing transaction accounts and savings deposits	763,017	753,110	738,763	745,649	761,346
Time deposits less than $100,000	686,456	686,650	681,131	664,105	623,609
Time deposits greater than $100,000	422,580	450,558	450,310	436,022	394,489
Total deposits	2,180,100	2,206,921	2,175,531	2,148,476	2,110,390
Federal funds purchased and securities
sold under agreements to repurchase	97,947	108,661	105,036	85,535	89,684
Short-term debt	11,072	5,009	6,114	61,850	45,054
Long-term debt - parent company	2,000	2,000	2,000	2,000	4,000
Long-term FHLB debt - affiliate banks	49,669	50,652	50,381	49,243	48,143
Subordinated debt issued to capital trusts	30,930	30,930	30,930	30,930	30,930
Accrued interest and other liabilities	25,395	25,353	22,405	24,316	21,876
TOTAL LIABILITIES	2,397,113	2,429,526	2,392,397	2,402,350	2,350,077

STOCKHOLDERS' EQUITY
Capital stock	141	141	142	142	142
Surplus	44,773	46,890	48,678	49,068	49,607
Undivided profits	220,981	216,483	212,394	208,200	203,165
Accumulated other comprehensive income (loss)
Unrealized appreciation (depreciation) on AFS securities	(2,590)	(1,344)	(2,198)	(2,818)	(5,735)
TOTAL STOCKHOLDERS' EQUITY	263,305	262,170	259,016	254,592	247,179

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,660,418	$2,691,696	$2,651,413	$2,656,942	$2,597,256

Simmons First National Corporation					SFNC
Consolidated Average Quarter-to-Date Balance Sheets
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2007	2007	2006	2006	2006
(in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$72,066	$75,172	$80,670	$78,708	$77,064
Interest bearing balances due from banks	22,636	37,957	24,237	16,851	21,929
Federal funds sold	25,263	51,383	25,554	22,966	16,138
Cash and cash equivalents	119,965	164,512	130,461	118,525	115,131

Investment securities - held-to-maturity	180,486	179,479	174,132	167,182	157,252
Investment securities - available-for-sale	350,567	349,887	355,196	360,584	373,434
Mortgage loans held for sale	9,241	6,362	7,299	8,368	8,426
Assets held in trading accounts	4,567	4,746	4,555	4,598	4,575

Loans	1,802,917	1,782,125	1,779,528	1,769,131	1,716,396
Allowance for loan losses	(25,791)	(25,824)	(26,168)	(26,255)	(26,997)
Net loans	1,777,126	1,756,301	1,753,360	1,742,876	1,689,399

Premises and equipment	69,967	68,871	67,438	66,044	65,485
Foreclosed assets held for sale, net	1,934	2,121	1,488	1,525	1,664
Interest receivable	22,086	21,464	22,681	20,922	18,092
Bank owned life insurance	36,691	36,300	35,916	35,226	33,778
Goodwill	60,605	60,605	60,605	60,605	60,605
Core deposit premiums	3,907	4,111	4,317	4,527	4,733
Other assets	9,063	9,292	10,995	13,215	12,688

TOTAL ASSETS	$2,646,205	$2,664,051	$2,628,443	$2,604,197	$2,545,262

LIABILITIES
Non-interest bearing transaction accounts	$309,753	$306,020	$305,447	$302,490	$311,102
Interest bearing transaction accounts and savings deposits	739,972	731,214	728,085	722,920	751,262
Time deposits less than $100,000	688,493	687,109	678,399	658,182	624,395
Time deposits greater than $100,000	435,405	451,004	441,505	416,693	394,492
Total deposits	2,173,623	2,175,347	2,153,436	2,100,285	2,081,251
Federal funds purchased and securities
sold under agreements to repurchase	99,808	118,011	102,109	93,670	96,041
Short-term debt	3,088	4,031	8,594	54,119	15,804
Long-term debt	82,177	82,185	82,358	80,826	82,957
Accrued interest and other liabilities	22,465	22,002	23,157	22,804	20,486
TOTAL LIABILITIES	2,381,161	2,401,576	2,369,654	2,351,704	2,296,539

TOTAL STOCKHOLDERS' EQUITY	265,044	262,475	258,789	252,493	248,723

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,646,205	$2,664,051	$2,628,443	$2,604,197	$2,545,262

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2007	2007	2006	2006	2006
(in thousands, except per share data)
INTEREST INCOME
Loans	$35,051	$34,095	$34,543	$33,924	$31,694
Federal funds sold	395	701	365	325	192
Investment securities	5,889	5,721	5,447	5,183	4,978
Mortgage loans held for sale, net of unrealized gains (losses)	133	104	107	141	128
Assets held in trading accounts	35	18	13	14	19
Interest bearing balances due from banks	297	510	287	229	259
TOTAL INTEREST INCOME	41,800	41,149	40,762	39,816	37,270
INTEREST EXPENSE
Time deposits	13,144	13,015	12,755	11,381	9,732
Other deposits	3,324	3,179	3,182	3,023	2,909
Federal funds purchased and securities
sold under agreements to repurchase	1,292	1,456	1,295	1,152	1,064
Short-term debt	49	70	145	761	225
Long-term debt	1,198	1,198	1,102	1,122	1,148
TOTAL INTEREST EXPENSE	19,007	18,918	18,479	17,439	15,078
NET INTEREST INCOME	22,793	22,231	22,283	22,377	22,192
Provision for loan losses	831	751	663	602	789
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	21,962	21,480	21,620	21,775	21,403
NON-INTEREST INCOME
Trust income	1,474	1,637	1,517	1,435	1,293
Service charges on deposit accounts	3,656	3,497	3,850	3,973	4,209
Other service charges and fees	692	808	715	596	592
Income on sale of mortgage loans, net of commissions	727	679	655	763	755
Income on investment banking, net of commissions	153	150	89	55	90
Credit card fees	3,025	2,649	2,830	2,755	2,699
Premiums on sale of student loans	741	882	263	413	659
Bank owned life insurance income	359	364	425	382	415
Other income	510	788	449	654	804
TOTAL NON-INTEREST INCOME	11,337	11,454	10,793	11,026	11,516
NON-INTEREST EXPENSE
Salaries and employee benefits	13,903	13,725	13,173	13,298	13,466
Occupancy expense, net	1,624	1,650	1,712	1,612	1,541
Furniture and equipment expense	1,507	1,466	1,437	1,407	1,456
Loss on foreclosed assets	36	24	31	32	40
Deposit insurance	68	67	66	64	71
Other operating expenses	5,873	6,282	6,088	5,722	5,727
TOTAL NON-INTEREST EXPENSE	23,011	23,214	22,507	22,135	22,301
NET INCOME BEFORE INCOME TAXES	10,288	9,720	9,906	10,666	10,618
Provision for income taxes	3,257	3,083	3,156	3,219	3,322
NET INCOME	$7,031	$6,637	$6,750	$7,447	$7,296
BASIC EARNINGS PER SHARE	$0.50	$0.47	$0.47	$0.53	$0.51
DILUTED EARNINGS PER SHARE	$0.49	$0.46	$0.47	$0.51	$0.51

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Year-to-Date
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2007	2007	2006	2006	2006
(in thousands, except per share data)
INTEREST INCOME
Loans	$69,147	$34,095	$130,248	$95,705	$61,781
Federal funds sold	1,096	701	1,057	692	367
Investment securities	11,610	5,721	20,438	14,991	9,808
Mortgage loans held for sale, net of unrealized gains (losses)	236	104	476	369	228
Assets held in trading accounts	53	18	71	58	44
Interest bearing balances due from banks	807	510	1,072	785	556
TOTAL INTEREST INCOME	82,949	41,149	153,362	112,600	72,784
INTEREST EXPENSE
Time deposits	26,161	13,015	42,592	29,837	18,456
Other deposits	6,503	3,179	11,658	8,476	5,453
Federal funds purchased and securities
sold under agreements to repurchase	2,748	1,456	4,615	3,320	2,168
Short-term debt	118	70	1,227	1,082	321
Long-term debt	2,395	1,198	4,466	3,364	2,242
TOTAL INTEREST EXPENSE	37,925	18,918	64,558	46,079	28,640
NET INTEREST INCOME	45,024	22,231	88,804	66,521	44,144
Provision for loan losses	1,582	751	3,762	3,099	2,497
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	43,442	21,480	85,042	63,422	41,647
NON-INTEREST INCOME
Trust income	3,111	1,637	5,612	4,095	2,660
Service charges on deposit accounts	7,153	3,497	15,795	11,945	7,972
Other service charges and fees	1,500	808	2,561	1,846	1,250
Income on sale of mortgage loans, net of commissions	1,407	679	2,849	2,194	1,431
Income on investment banking, net of commissions	303	150	341	252	197
Credit card fees	5,674	2,649	10,742	7,912	5,157
Premiums on sale of student loans	1,623	882	2,071	1,808	1,395
Bank owned life insurance income	723	364	1,523	1,098	716
Other income	1,298	788	2,453	2,004	1,350
TOTAL NON-INTEREST INCOME	22,792	11,454	43,947	33,154	22,128
NON-INTEREST EXPENSE
Salaries and employee benefits	27,628	13,725	53,442	40,269	26,971
Occupancy expense, net	3,273	1,650	6,385	4,673	3,061
Furniture and equipment expense	2,973	1,466	5,718	4,281	2,874
Loss on foreclosed assets	59	24	136	105	73
Deposit insurance	135	67	270	204	140
Other operating expenses	12,158	6,282	23,117	17,029	11,307
TOTAL NON-INTEREST EXPENSE	46,226	23,214	89,068	66,561	44,426
NET INCOME BEFORE INCOME TAXES	20,008	9,720	39,921	30,015	19,349
Provision for income taxes	6,340	3,083	12,440	9,284	6,065
NET INCOME	$13,668	$6,637	$27,481	$20,731	$13,284
BASIC EARNINGS PER SHARE	$0.97	$0.47	$1.93	$1.46	$0.93
DILUTED EARNINGS PER SHARE	$0.95	$0.46	$1.90	$1.43	$0.92

Simmons First National Corporation					SFNC
Consolidated Risk-Based Capital
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2007	2007	2006	2006	2006
(in thousands)
Tier 1 capital
Stockholders' equity	$263,305	$262,170	$259,016	$254,592	$247,179
Trust preferred securities, net allowable	30,000	30,000	30,000	30,000	30,000
Disallowed intangible assets, net of def. tax	(64,144)	(64,367)	(64,334)	(64,557)	(64,781)
Unrealized loss (gain) on AFS securities	2,590	1,344	2,198	2,818	5,735

Total Tier 1 capital	231,751	229,147	226,880	222,853	218,133

Tier 2 capital
Qualifying unrealized gain on AFS securities	187	129	167	177	173
Qualifying allowance for loan losses	23,565	23,237	22,953	23,103	22,359

Total Tier 2 capital	23,752	23,366	23,120	23,280	22,532

Total risk-based capital	$255,503	$252,513	$250,000	$246,133	$240,665

Risk weighted assets	$1,882,040	$1,855,511	$1,831,063	$1,843,960	$1,783,411

Adjusted average assets for leverage ratio	$2,584,670	$2,603,178	$2,568,407	$2,547,237	$2,488,304

Ratios at end of quarter
Equity to assets	9.90%	9.74%	9.77%	9.58%	9.52%
Tangible equity to tangible assets	7.56%	7.47%	7.42%	7.21%	6.96%
Leverage ratio	8.97%	8.80%	8.83%	8.75%	8.77%
Tier 1 capital	12.31%	12.35%	12.39%	12.09%	12.23%
Total risk-based capital	13.58%	13.61%	13.65%	13.35%	13.49%

Simmons First National Corporation					SFNC
Consolidated Loans and Investments
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2007	2007	2006	2006	2006
(in thousands)
Loan Portfolio - End of Period
Consumer
Credit cards	$140,327	$133,511	$143,359	$133,607	$132,464
Student loans	68,477	84,358	84,831	86,875	77,085
Other consumer	139,908	141,212	142,596	146,039	140,631
Real Estate
Construction	265,705	276,582	277,411	267,604	248,834
Single-family residential	372,029	366,222	364,453	364,657	348,782
Other commercial	540,042	536,421	512,404	494,512	487,288
Unearned income	(3)	(3)	(3)	(4)	(5)
Commercial
Commercial	183,349	182,548	178,028	175,576	188,480
Agricultural	96,213	61,617	62,293	103,301	86,244
Financial institutions	5,351	5,080	4,766	576	16,152
Other	10,032	10,686	13,357	15,774	12,673

Total Loans	$1,821,430	$1,798,234	$1,783,495	$1,788,517	$1,738,628

Investment Securities - End of Period
Held-to-Maturity
U.S. Treasury	$1,500	$-	$-	$1,001	$1,002
U.S. Government agencies	44,000	54,998	54,998	53,000	42,000
Mortgage-backed securities	140	151	155	161	167
State and political subdivisions	130,846	124,415	122,472	116,481	116,770
Other securities	2,355	2,337	2,319	2,301	4,673
Total held-to-maturity	178,841	181,901	179,944	172,944	164,612
Available-for-Sale
U.S. Treasury	8,975	11,434	6,940	6,749	7,398
U.S. Government agencies	322,687	310,611	322,411	331,709	335,618
Mortgage-backed securities	2,793	2,948	2,956	3,095	3,074
State and political subdivisions	984	1,132	1,370	1,373	1,373
FHLB stock	5,206	5,090	5,504	7,674	7,693
Other securities	6,095	7,007	8,001	7,961	8,061
Total available-for-sale	346,740	338,222	347,182	358,561	363,217

Total investment securities	$525,581	$520,123	$527,126	$531,505	$527,829

Fair Value - HTM investment securities	$175,870	$181,792	$179,816	$172,951	$161,655

Investment Securities - QTD Average
Taxable securities	$401,723	$406,342	$410,153	$410,382	$411,388
Tax exempt securities	129,330	123,024	119,175	117,384	119,298

Total investment securities - QTD average	$531,053	$529,366	$529,328	$527,766	$530,686

Simmons First National Corporation					SFNC
Consolidated Allowance and Asset Quality
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2007	2007	2006	2006	2006
(in thousands)
Allowance for Loan Losses
Balance, beginning of quarter	$25,151	$25,385	$25,879	$26,174	$26,463

Loans charged off
Credit cards	625	735	600	661	600
Other consumer	304	425	395	352	223
Real estate	453	295	793	74	741
Commercial	111	219	209	717	182
Total loans charged off	1,493	1,674	1,997	1,804	1,746

Recoveries of loans previously charged off
Credit cards	272	261	242	291	271
Other consumer	152	105	173	147	156
Real estate	241	162	403	87	213
Commercial	43	161	22	382	28
Total recoveries	708	689	840	907	668
Net loans charged off	785	985	1,157	897	1,078
Provision for loan losses	831	751	663	602	789
Balance, end of quarter	$25,197	$25,151	$25,385	$25,879	$26,174

Non-performing assets
Non-performing loans
Non-accrual loans
Real estate	$7,237	$5,561	$6,916	$7,674	$6,266
Commercial	632	685	720	1,054	2,160
Consumer	1,652	1,492	1,322	1,089	1,130
Total nonaccrual loans	9,521	7,738	8,958	9,817	9,556
Loans past due 90 days or more	1,133	879	1,097	1,029	1,210
Total non-performing loans	10,654	8,617	10,055	10,846	10,766

Other non-performing assets
Foreclosed assets held for sale	1,484	2,321	1,940	1,413	1,740
Other non-performing assets	30	40	52	16	-
Total other non-performing assets	1,514	2,361	1,992	1,429	1,740

Total non-performing assets	$12,168	$10,978	$12,047	$12,275	$12,506

Ratios
Allowance for loan losses to total loans	1.38%	1.40%	1.42%	1.45%	1.51%
Allowance for loan losses to
non-performing loans	236.50%	291.88%	252.46%	238.60%	243.12%
Allowance for loan losses to
non-performing assets	207.08%	229.10%	210.72%	210.83%	209.29%
Non-performing assets ratio *	0.67%	0.61%	0.67%	0.69%	0.72%
Non-performing loans to total loans	0.58%	0.48%	0.56%	0.61%	0.62%
Non-performing assets to total assets	0.46%	0.41%	0.45%	0.46%	0.48%
Annualized net charge offs to total loans	0.17%	0.22%	0.26%	0.20%	0.25%
Annualized net charge offs to total loans
(excluding credit cards)	0.10%	0.13%	0.19%	0.13%	0.19%

* Non-performing assets ratio = ( non-performing loans + foreclosed assets) / ( total loans + foreclosed assets)

Simmons First National Corporation					SFNC
Consolidated - Net Interest Income Analysis
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2007	2007	2006	2006	2006

ASSETS

Earning Assets
Interest bearing balances due from banks	5.26%	5.45%	4.70%	5.39%	4.74%
Federal funds sold	6.27%	5.53%	5.67%	5.61%	4.77%
Investment securities	5.04%	4.95%	4.62%	4.43%	4.31%
Mortgage loans held for sale	5.77%	6.63%	5.82%	6.69%	6.09%
Assets held in trading accounts	3.07%	1.54%	1.13%	1.21%	1.67%
Loans	7.80%	7.76%	7.70%	7.61%	7.41%
Total interest earning assets	7.14%	7.06%	6.96%	6.86%	6.65%

LIABILITIES

Interest bearing liabilities
Interest bearing transaction and
savings accounts	1.80%	1.76%	1.73%	1.66%	1.55%
Time deposits	4.69%	4.64%	4.52%	4.20%	3.83%
Total interest bearing deposits	3.54%	3.51%	3.42%	3.18%	2.86%
Federal funds purchased and securities
sold under agreement to repurchase	5.19%	5.00%	5.03%	4.88%	4.44%
Short-term debt	6.36%	7.04%	6.69%	5.58%	5.71%
Long-term debt	5.85%	5.91%	5.31%	5.51%	5.55%
Total interest bearing liabilities	3.72%	3.70%	3.59%	3.41%	3.08%

NET INTEREST MARGIN/SPREAD

Net interest spread	3.42%	3.36%	3.37%	3.45%	3.57%
Net interest margin - quarter-to-date	3.96%	3.88%	3.86%	3.91%	4.01%
Net interest margin - year-to-date	3.92%	3.88%	3.96%	3.99%	4.03%

Simmons First National Corporation					SFNC
Consolidated - Selected Financial Data
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(Unaudited)	2007	2007	2006	2006	2006
(in thousands, except per share data)
QUARTER-TO-DATE
Diluted earnings per share	$0.49	$0.46	$0.47	$0.51	$0.51
Operating earnings (excludes nonrecurring items)	7,031	6,637	6,750	7,447	7,296
Cash dividends declared per common share	0.18	0.18	0.18	0.17	0.17
Cash dividends declared - amount	2,533	2,548	2,555	2,413	2,418
Return on average stockholders' equity	10.64%	10.25%	10.35%	11.70%	11.77%
Return on tangible equity	14.32%	13.88%	14.08%	16.04%	16.24%
Return on average assets	1.07%	1.01%	1.02%	1.13%	1.15%
Net interest margin (FTE)	3.96%	3.88%	3.86%	3.91%	4.01%
FTE Adjustment - investments	785	741	720	707	718
FTE Adjustment - loans	72	85	85	89	86
Amortization of intangibles	207	207	207	207	209
Amortization of intangibles, net of taxes	130	130	130	130	132
Average shares outstanding	14,099,105	14,177,615	14,198,399	14,195,844	14,247,973
Average diluted shares outstanding	14,313,493	14,395,153	14,446,730	14,451,237	14,507,103
Shares repurchased	90,900	69,678	14,200	24,000	75,400
Average price of repurchased shares	27.38	28.62	31.15	27.93	26.74
Average earning assets	2,395,677	2,411,939	2,370,501	2,349,680	2,298,150
Average interest bearing liabilities	2,048,943	2,073,554	2,041,050	2,026,410	1,964,951

YEAR-TO-DATE
Diluted earnings per share	$0.95	$0.46	$1.90	$1.43	$0.92
Operating earnings (excludes nonrecurring items)	13,668	6,637	27,481	20,731	13,284
Cash dividends declared per common share	0.36	0.18	0.68	0.50	0.33
Return on average stockholders' equity	10.45%	10.25%	10.93%	11.13%	10.83%
Return on tangible equity	14.10%	13.88%	15.03%	15.37%	15.01%
Return on average assets	1.04%	1.01%	1.07%	1.08%	1.06%
Net interest margin (FTE)	3.92%	3.88%	3.96%	3.99%	4.03%
FTE Adjustment - investments	1,526	741	2,840	2,120	1,413
FTE Adjustment - loans	157	85	345	260	171
Amortization of intangibles	414	207	830	623	416
Amortization of intangibles, net of taxes	260	130	522	392	262
Average shares outstanding	14,138,143	14,177,615	14,226,481	14,236,047	14,256,482
Average diluted shares outstanding	14,352,531	14,395,153	14,474,812	14,491,440	14,515,612
Average earning assets	2,403,809	2,411,939	2,324,078	2,308,604	2,288,068
Average interest bearing liabilities	2,061,248	2,073,554	1,993,903	1,978,189	1,954,077

END OF PERIOD
Book value per share	$18.73	$18.54	$18.24	$17.94	$17.41
Tangible book value per share	14.15	13.97	13.68	13.36	12.81
Shares outstanding	14,059,631	14,139,631	14,196,855	14,188,008	14,199,100
Full-time equivalent employees	1,112	1,110	1,134	1,121	1,140
Total number of ATM's	87	88	88	88	88
Total number of financial centers	82	82	81	81	81
Parent company only - investment in subsidiaries	280,455	279,370	275,872	272,909	267,177
Parent company only - intangible assets	133	133	133	133	133

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

/s/ Robert A. Fehlman
Date: July 19, 2007	Robert A. Fehlman, Executive Vice President
and Chief Financial Officer